- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                               SERVOTRONICS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:_______

     (2) Aggregate number of securities to which transaction applies:__________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):____________

     (4) Proposed maximum aggregate value of transaction:______________________

     (5) Total fee paid:_______________________________________________________

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:_______________________________________________

     (2) Form, Schedule or Registration Statement No.:_________________________

     (3) Filing Party:_________________________________________________________

     (4) Date Filed:___________________________________________________________

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                          [SERVOTRONICS LETTERHEAD]

                                  May 24, 1996

Dear Fellow Shareholder:

     The Annual Meeting of Shareholders will take place on June 28, 1996 at 2:30 p.m. at the Albright-Knox Art Gallery, 1285 Elmwood Avenue, Buffalo, New York. You are cordially invited to attend.

     The enclosed Notice of Annual Meeting and Proxy Statement describe the matters to be acted upon during the meeting. The meeting will also include a report on the state of the Company's business.

     To ensure your representation at the meeting, even if you are unable to attend, please sign the enclosed Proxy Card and return it in the postage paid envelope.

     If you have any questions in regard to completing your proxy, please call our Treasurer, Lee D. Burns, at (716) 655-5990.

     Your continued interest and support is very much appreciated.

                                            Sincerely,

                                            /s/ Dr. Nicholas D. Trbovich

                                            DR. NICHOLAS D. TRBOVICH

                               SERVOTRONICS, INC.
                               1110 Maple Street
                                  P.O. Box 300
                              Elma, New York 14059

                                   NOTICE OF
                       1996 ANNUAL SHAREHOLDERS' MEETING

To the Shareholders:

     Notice is hereby given that the 1996 Annual Meeting of the Shareholders of Servotronics, Inc. (the "Company") will be held at the Albright-Knox Art Gallery, 1285 Elmwood Avenue, Buffalo, New York, on Friday, June 28, 1996 at 2:30 p.m., Buffalo time, for the following purposes:

     1. To elect four directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only shareholders of record at the close of business on May 24, 1996 are entitled to notice of and to vote at the meeting or any adjournments thereof.


                                        /s/ Dr. Nicholas D. Trbovich

                                        DR. NICHOLAS D. TRBOVICH
                                        Chairman of the Board,
                                        President and Chief Executive Officer

Dated: May 24, 1996

SHAREHOLDERS ARE URGED TO VOTE BY SIGNING, DATING AND MAILING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                                                    May 24, 1996

                               SERVOTRONICS, INC.
                               1110 Maple Street
                                  P.O. Box 300
                              Elma, New York 14059

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 28, 1996

     The following information is furnished in connection with the Annual Meeting of Shareholders of SERVOTRONICS, INC. (the "Company") to be held on June 28, 1996 at 2:30 p.m., Buffalo time, at the Albright-Knox Art Gallery, 1285 Elmwood Avenue, Buffalo, New York. A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1995 accompanies this Proxy Statement. Additional copies of the Annual Report, Notice, Proxy Statement and form of proxy may be obtained from the Company's Treasurer, 1110 Maple Street, P.O. Box 300, Elma, New York 14059. This Proxy Statement is first being mailed to shareholders on or about May 30, 1996.

                    SOLICITATION AND REVOCABILITY OF PROXIES

     The enclosed proxy for the Annual Meeting of Shareholders is being solicited by the directors of the Company. The proxy may be revoked by a shareholder at any time prior to the exercise thereof by filing with the Treasurer of the Company a written revocation or duly executed proxy bearing a later date. The proxy may be revoked by a shareholder attending the meeting, withdrawing such proxy and voting in person. The cost of soliciting the proxies on the enclosed form will be paid by the Company. In addition to the use of mails, proxies may be solicited by employees of the Company (who will receive no additional compensation therefor) by means of personal interview, telephone or telegraph, and it is anticipated that banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies. The Company may, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to their principals. The Company has retained the services of Beacon Hill Partners, Inc., 90 Broad Street, New York, New York 10004, to assist in the solicitation of proxies and will pay such firm a fee of approximately $3,500 plus expenses.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The record date for determining shares entitled to vote has been fixed at the close of business on May 24, 1996. On such date there were outstanding 2,183,091 shares of common stock of the Company, $.20 par value ("Common Stock"), entitled to one vote each.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table lists the persons that owned beneficially, as of May 6, 1996, more than five percent of the outstanding Common Stock, based on the Company's records. Unless otherwise stated, each person has sole voting and investment power with respect to the shares indicated as beneficially owned by that person.

                                                             PERCENT
        NAME AND ADDRESS OF        AMOUNT AND NATURE OF         OF
         BENEFICIAL OWNER          BENEFICIAL OWNERSHIP      CLASS(1)
     -----------------------      ---------------------     ----------
Servotronics, Inc. Employee                897,217(2)          41.1%
  Stock Ownership Trust(2)
1110 Maple Street
P.O. Box 300
Elma, New York 14059

Dr. Nicholas D. Trbovich                   286,185(3)          12.9
1110 Maple Street
P.O. Box 300
Elma, New York 14059

Harvey Houtkin(4)                          196,072(4)           8.9
78 Lafayette Avenue
Suffern, New York 10901

- ---------------

(1) Percent of class is based upon 2,183,091 shares outstanding as of May 6, 1996 plus, in the case of Dr. Trbovich, the shares subject to his stock option.

(2) The trustees of the Servotronics, Inc. Employee Stock Ownership Trust -- Nicholas D. Trbovich, Jr., Lee D. Burns and Raymond C. Zielinski -- direct the voting of unallocated shares. The participants in the related plan have the right to direct the voting of shares which have been allocated to their respective accounts; if a participant does not direct the vote, the trustees may direct the vote of that participant's shares. As of May 6, 1996, approximately 253,352 shares have been allocated to the accounts of participants and approximately 643,865 shares (30.0% of the shares outstanding) remain unallocated.

(3) This amount includes (i) 36,701 shares held by a charitable foundation for which Dr. Trbovich serves as a trustee; (ii) an option to acquire 34,980 shares; (iii) approximately 26,662 shares allocated to Dr. Trbovich's account under the Servotronics, Inc. Employee Stock Ownership Plan; and (iv) approximately 11,273 shares beneficially owned by certain of Dr. Trbovich's children (as to which Dr. Trbovich disclaims beneficial interest). This amount does not include the shares beneficially owned by certain of Dr. Trbovich's other relatives.

(4) Based on a statement on Schedule 13D, as last amended on June 14, 1994, filed by Mr. Houtkin with the Securities and Exchange Commission. All amounts have been adjusted to reflect the six percent stock dividend authorized by the Board of Directors on June 30, 1995, to all shareholders of record on July 21, 1995 and paid August 11, 1995. According to Mr. Houtkin's statement, he has sole voting and investment power with respect to 190,772 shares and shared voting and investment power with respect to 5,300 shares owned by Wanshef, Inc., which is controlled by Mr. Houtkin.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of May 6, 1996, information as to the beneficial ownership of shares of Common Stock held by each nominee for director and by all directors and officers as a group (each individual listed in the following table has sole voting and investment power with respect to the shares indicated as beneficially owned by that person, except as otherwise indicated):

                                                             PERCENT
              NAME OF              AMOUNT AND NATURE OF         OF
         BENEFICIAL OWNER          BENEFICIAL OWNERSHIP      CLASS(1)
     ------------------------     ---------------------     ----------
Dr. Nicholas D. Trbovich                   286,185(2)          12.9%
Nicholas D. Trbovich, Jr.                   27,501(3)           1.3
Donald W. Hedges                            12,878(4)           0.6
Dr. William H. Duerig                       11,660(5)           0.5
All directors and executive              1,015,115(6)(7)       44.7
  officers as a group

- ---------------

(1) Percent of class is based upon 2,183,091 shares outstanding as of May 6, 1996 plus the number of shares subject to stock options held by the indicated person or group.

(2) See note (3) to the table in "Security Ownership of Certain Beneficial Owners."

(3) This amount includes 16,960 shares which Mr. Trbovich has the right to acquire under stock options and approximately 10,540 shares allocated to Mr. Trbovich's account under the Servotronics, Inc. Employee Stock Ownership Plan. Does not include shares held by the Servotronics, Inc. Employee Stock Ownership Trust (the "ESOT") as to which Mr. Trbovich serves as one of three trustees. See note (6) below and the table in "Security Ownership of Certain Beneficial Owners."

(4) This amount includes 11,660 shares which Mr. Hedges has the right to acquire under a stock option. Mr. Hedges has sole voting and investment power with respect to 777 shares and shared voting and investment power with respect to 441 shares.

(5) This amount represents shares which Dr. Duerig has the right to acquire under a stock option.

(6) Includes unallocated shares held by the ESOT over which certain officers, as trustees of the ESOT, may be deemed to have voting power, as well as shares allocated to the accounts of all officers as a group under the related plan. See the table in "Security Ownership of Certain Beneficial Owners" and note
    (2) thereto.

(7) See notes (2) through (5) above.

                        DIRECTORS AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

     The By-Laws of the Company provide that there shall be not less than three directors nor more than nine and that the number of directors to be elected at the Annual Meeting of Shareholders shall be fixed by the Board of Directors. The Board of Directors has fixed the number of directors to be elected at the meeting at four. Each person so elected shall serve until the next Annual Meeting of Shareholders and until his successor is elected and shall have qualified.

     The directors recommend a vote FOR the four nominees listed below. Unless instructed otherwise, proxies will be voted FOR these nominees. Each nominee is currently serving as a director of the Company and was elected at the Company's 1995 Annual Meeting of Shareholders.

     The directors believe that all of the nominees are willing and able to serve as directors of the Company. If any nominee at the time of election is unable or unwilling to serve or is otherwise unavailable for election, the enclosed proxy will be voted in accordance with the best judgment of the person or persons voting the proxy.

     The table below sets forth certain information regarding the nominees for election to the Company's Board of Directors.

                                                      POSITION WITH THE COMPANY
                                                      AND PRINCIPAL OCCUPATION
                                                       AND BUSINESS EXPERIENCE
             NAME               AGE                      FOR PAST FIVE YEARS
- ------------------------------  ---     -----------------------------------------------------
Dr. William H. Duerig           74      Director of the Company since 1990; Physicist and
                                        Senior Program Manager for Kearfott Guidance &
                                        Navigation Corporation for more than five years prior
                                        to retirement in 1993.
Donald W. Hedges                75      Director of the Company since 1967; self-employed
                                        attorney since 1988.
Nicholas D. Trbovich, Jr.       35      Director of the Company since 1990; Vice President of
                                        the Company since 1990; Director of Corporate
                                        Development of the Company from 1987 to 1990.
Dr. Nicholas D. Trbovich        60      Chairman of the Board of Directors, President and
                                        Chief Executive Officer of the Company since 1959.

COMMITTEES AND MEETING DATA

     The Board of Directors has an Audit Committee comprised of Messrs. Duerig and Hedges. The Audit Committee meets with the Company's independent auditors and reviews with them matters relating to corporate financial reporting and accounting procedures and policies, the adequacy of financial, accounting and operating controls, the scope of the audit and the results of the audit. The Audit Committee is also charged with the responsibility of submitting to the Board of Directors any recommendations it may have from time to time with respect to financial reporting and accounting practices and policies and financial, accounting and operation controls and safeguards.

     Other than the functions performed by the Audit Committee, all functions of individual committees are performed by the Board of Directors. During the fiscal year ended December 31, 1995, the Audit Committee met once and the full Board of Directors met on six occasions. No director attended less than 75% of the meetings held.

EXECUTIVE OFFICERS

     The following is a listing of the Company's executive officers:

                                                      POSITION WITH THE COMPANY
                                                      AND PRINCIPAL OCCUPATION
                                                       AND BUSINESS EXPERIENCE
             NAME               AGE                      FOR PAST FIVE YEARS
- ------------------------------  ---     -----------------------------------------------------
Dr. Nicholas D. Trbovich        60      See table under "Election of Directors."
Nicholas D. Trbovich, Jr.       35      See table under "Election of Directors."
Raymond C. Zielinski            51      Vice President since 1990; Director of Manufacturing
                                        of the Company from 1983 to 1990.
Lee D. Burns                    54      Treasurer and Secretary of the Company since 1991;
                                        Controller and Assistant Treasurer of the Company
                                        from 1978 to 1991.

     Nicholas D. Trbovich, Jr. is the son of Dr. Nicholas D. Trbovich. There are no other family relationships between any of the directors or executive officers of the Company.

EXECUTIVE COMPENSATION

     Directors' Fees. Under the Company's standard compensation arrangements with directors who are not employees, they are paid a yearly director's fee of $9,000 plus a per meeting fee of $400 (the "Director's Fees") and their actual expenses for attendance at Board Meetings. Directors who are also employees do not receive the Director's Fees.

     Compensation Table. The following table shows the compensation paid by the Company to each executive officer of the Company whose total salary and bonus from the Company and its subsidiaries exceeded $100,000 during any of the last three fiscal years.

                                                   ANNUAL COMPENSATION
                                    -------------------------------------------------
            NAME AND                                                   OTHER ANNUAL          ALL OTHER
       PRINCIPAL POSITION           YEAR      SALARY       BONUS      COMPENSATION(1)     COMPENSATION(2)
- --------------------------------    ----     --------     -------     ---------------     ---------------
Dr. Nicholas D. Trbovich            1995     $257,368     $20,000         $26,333             $13,204
  President and CEO                 1994      250,852      35,000          43,340              15,928
                                    1993      237,298      50,000          52,492              40,433

- ---------------

(1) Includes $24,661, $41,800 and $50,645 in 1995, 1994 and 1993, respectively, for untaken vacation pursuant to a policy that is generally applicable to all employees of the Company; these amounts reflect accrued vacation earned and expensed by the Company over several years and prior to the year payment was received.

(2) All Other Compensation for 1995 includes (i) an allocation of 2,323.749 shares of Common Stock of the Company under the Servotronics, Inc. Employee Stock Ownership Plan valued as of November 30, 1995 (the date of the allocation) at the closing price on the American Stock Exchange on that date of $4 5/8 per share and (ii) $2,457 for life insurance.

     The "Bonus" column of the compensation table above includes discretionary incentive payments authorized by the Board of Directors and paid in the year indicated in the table.

Discretionary payments authorized for 1996 will be included in the compensation table for 1996 to the extent they are paid in that year. The Board of Directors has made no commitment for incentive payments in subsequent years.

     Employment Agreement. Dr. Trbovich has an employment agreement with the Company pursuant to which he is entitled to receive minimum direct compensation of $264,000 per annum or such greater amount as the Company's Board of Directors may determine. In the event of Dr. Trbovich's death or total disability during the term of the employment agreement, he or his estate is entitled to receive 50% of the compensation he is receiving from the Company at the time of his death or disability during the remainder of the term of the employment agreement. Also, in the event of (i) a breach of the agreement by the Company,
(ii) a change in control of the Company, as defined, or (iii) a change in the responsibilities, positions or geographic office location of Dr. Trbovich, he is entitled to terminate the agreement and receive a payment of 2.99 times his average annual compensation from the Company for the preceding five years. If this provision is invoked by Dr. Trbovich and the Company makes the required payment, the Company will be relieved of any further liability under the agreement notwithstanding the number of years covered by the agreement prior to termination. In the event the agreement is not extended by the Company beyond the scheduled expiration date (September 30, 1999), as such date may be extended, Dr. Trbovich will be entitled to a severance payment equal to nine months' salary and benefits.

FISCAL YEAR-END OPTION VALUES

     The following table summarizes information with respect to unexercised stock options held by Dr. Trbovich at December 31, 1995, all of which are presently exercisable.

   NUMBER OF SHARES              VALUE OF UNEXERCISED
UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
  OPTIONS AT 12/31/95               AT 12/31/95(1)
- -----------------------          --------------------
        34,980                         $ 54,000

- ---------------

(1) Determined by subtracting the exercise price (approximately $2.83 per share) from the closing price for shares of Common Stock reported by the American Stock Exchange on December 31, 1995, which was $4 3/8 per share.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

     During 1995, certain of Dr. Trbovich's sons were employed by the Company and received, in the aggregate, $120,756 in compensation from the Company.

     Dr. Trbovich is the owner of certain patents and co-owner with the Company of certain other patents which are used in the business of the Company. The patents have been used by the Company on a royalty-free and exclusive basis with Dr. Trbovich's consent.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Price Waterhouse LLP, which has served as the Company's independent public accountants since 1976, has been selected by the Board of Directors as the independent public accountants for the Company's current fiscal year. A representative of Price Waterhouse LLP is expected to be present at the meeting with the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions of shareholders.

                             SHAREHOLDER PROPOSALS

     Shareholder proposals must be received at the Company's offices no later than January 24, 1997 in order to be considered for inclusion in the Company's proxy materials for the 1997 Annual Meeting.

                                 OTHER MATTERS

     So far as the directors are aware, no matters other than the election of directors will be presented to the meeting for action on the part of the shareholders. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote thereon the shares to which the proxy relates in accordance with their best judgment.

                                            By Order of the Directors

                                            DR. NICHOLAS D. TRBOVICH
                                            Chairman of the Board, President
                                            and Chief Executive Officer

Elma, New York

        SERVOTRONICS, INC.                                   PROXY
        1110 Maple Street                         THIS PROXY IS SOLICITED ON
        P.O. Box 300                           BEHALF OF THE BOARD OF DIRECTORS
        Elma, New York 14059
        --------------------

            The undersigned hereby appoints Dr. William H. Duerig, Donald W. Hedges, Nicholas D. Trbovich, Jr. and Dr. Nicholas D. Trbovich, and each or any of them, Proxies for the undersigned, with full power of substitution, to vote all shares of Servotronics, Inc. which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held at 2:30 p.m., Buffalo time, June 28, 1996, at the Albright-Knox Art Gallery, 1285 Elmwood Avenue, Buffalo, New York, or any adjournments thereof, and directs that the shares represented by this Proxy shall be voted as indicated below:

        1. ELECTION OF DIRECTORS

        / / FOR all nominees listed below (except as    / / WITHHOLD AUTHORITY to vote for all
           otherwise marked to the contrary below)         nominees listed below

            INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
                         NOMINEE, STRIKE A LINE THROUGH HIS NAME IN THE LIST
                         BELOW:

             Dr. William H. Duerig, Donald W. Hedges, Nicholas D. Trbovich, Jr. and Dr. Nicholas D. Trbovich.

        2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

                    (Continued and to be signed on the reverse side)
- -------------------------------------------------------------------------------
                              (Continued from other side)

            THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. THE BOARD OF DIRECTORS FAVORS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED ABOVE. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THOSE NOMINEES.

            Please date and sign your name exactly as it appears below and return this Proxy promptly in the enclosed envelope, which requires no postage if mailed in the United States.

                                                   Dated ________________, 1996

                                                   ____________________________
                                                             Signature

                                                   ____________________________
                                                             Signature

        Joint owners should each sign. Executors, administrators, trustees, guardians and corporate officers should indicate their title.